Putnam
Asia Pacific
Growth
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-99

[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights

* Putnam Asia Pacific Growth Fund's class A shares were ranked in the top 20% of the Pacific region funds ranked by Lipper for the 5-year period ended March 31, 1999. The fund was 5 out of 25 funds ranked.*


* "Asian companies have often been blamed for aggravating the economic crisis by cronyism, lack of transparency, and trampling on the rights of minority shareholders. But a few groups have led the way in maximizing shareholder value."

                               -- Financial Times, April 22, 1999

   CONTENTS
 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

16 Financial statements

* Past performance is not indicative of future results. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Performance of other share classes will vary. For the 1-year period, the fund ranked 21 out of 49 Pacific region funds. The fund was not ranked over longer periods.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

It is always heartening to note a dramatic turnaround from a seemingly impossible situation. Such has been the case, I am pleased to report, with economic and market events in Asia since we reported to you last. Putnam Asia Pacific Growth Fund has been among the beneficiaries of the strong rebound in Asian stocks during the first half of fiscal 1999.

Unfortunately, such good news has been accompanied by some sadness here at Putnam -- the untimely death of David K. Thomas, your fund's lead manager and architect of its creation and introduction eight years ago. David succumbed to cancer earlier this year. He had been with Putnam for 12 years and was instrumental in building our now significant staff of experts in Far Eastern markets.

Paul Warren, who has been a manager of the fund since 1997, has been joined by Carmel Peters, a member of the Emerging Markets Equity Team, as a manager of the fund. Before joining Putnam in 1997, Carmel was with Wheelock NatWest Investment Management, Rothschild Asset Management in Hong Kong and Japan, and Allied Irish Investment Bank, Dublin. She has 28 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 19, 1999



Report from the Fund Managers
Paul Warren
Carmel Peters

The early signs of promise in the Asian financial markets we noted six months ago have now evolved into a full-fledged rebound in Asian stocks and, to some extent, Asian economies. We are pleased to report that your fund, Putnam Asia Pacific Growth Fund, has participated in this recovery and also benefited from some more recent developments that you may have heard about, namely the restructuring efforts of Japanese companies.

For the semiannual period ended March 31, 1999, the fund had a total return of 27.22% at net asset value (19.89% at public offering price). For performance over longer periods and for other share classes, please turn to page 9.

* INCREASED JAPANESE WEIGHTING REFLECTS CORPORATE RESTRUCTURING STORY

The most significant development was our increase in the fund's weighting in Japanese stocks near the end of the semiannual period. Japanese companies are finally beginning to respond to Japan's poor economic environment by increasing restructuring efforts, focusing on return on equity and profitability and attempting to add value for shareholders. There are numerous recent examples of companies such as Sony, Toshiba, and NEC that have announced plans to cut staff dramatically -- and costs. Combined with increased merger and acquisition activity, this restructuring is creating attractive investment opportunities.

Although corporate restructuring plans are a positive development for investors, we continue to hold a pessimistic view of Japan's macroeconomic future. Despite the government's efforts both to recapitalize the banks in order to deal with problem loans and to spur consumer demand, most economic indicators point to a continued downturn in the economy. If anything, the restructuring measures of Japanese corporations will only serve to exacerbate Japan's growing unemployment rate and lackluster consumer demand.

One of the fund's key Japanese holdings that epitomizes the new restructuring trend is Fujitsu, a leading technology company with both an Internet service provider business and a rapidly growing software business. As part of the company's restructuring plan, less profitable manufacturing units are being downsized and the company's focus is shifting toward the potentially more profitable software development area. While this holding, along with others discussed in this report, was viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Another stock that has performed very well for the fund is Nikko Securities, which is also involved in restructuring. Like an increasing number of other Japanese companies, Nikko has initiated far-reaching plans to boost revenues, setting three-year targets of 15% return on equity (an important measure of profitability and efficiency) and of staff reductions of 20%. Citigroup's plans to take a 15% stake in the company also contributed to the stock's recent rally.

[GRAPHIC OMITTED: TOP COUNTRY ALLOCATIONS]

TOP COUNTRY ALLOCATIONS*

Japan                              59.9%

Hong Kong                          11.4%

Australia                          10.0%

South Korea                         5.7%

Singapore                           5.4%

Footnote reads:
*Based on net assets as of 3/31/99. Holdings will vary over time.

* SOUTH KOREA CONTINUES TO PROVIDE POSITIVE SURPRISES

South Korea has been one of the few Asian markets to show both an astounding rebound in its stock market and significant evidence of an economic turnaround. The South Korean stock market was the top performing market in the world in 1998, and as of mid April 1999 the Kospi Index, the main stock market barometer, is at an 18-month high. Coupled with that, economic indicators have shown significant improvement.

One of the fund's major South Korean holdings continues to be Samsung, a leading electronics manufacturer. Samsung has one of the most aggressive restructuring plans in the South Korean market and it has come to exemplify a broader trend of restructuring and change across the once lumbering and monolithic chaebols, or industrial groups.

* REMAINING DEVELOPED ASIAN MARKETS OFFERED PROFIT-TAKING OPPORTUNITIES

As we have added to the fund's Japanese holdings, we have, in turn, taken some profits on some Australian holdings. Strong consumer demand in Australia helped propel retailing stocks and for a time made the Australian market a stronghold in an otherwise uncertain southern Asian market environment. However, we moved to reduce some of the fund's Australian holdings because we believe the country's current account deficit will eventually put pressure on the value of its strong currency.

In other parts of Asia, we maintained exposure to the Singapore banking industry, although we took some profits in this area as opportunities arose. We believe these banks will begin to curtail their loan loss provisioning in the near future and will be able to play an important role in the revitalization of the economy. We welcome the recent decline in Hong Kong's interest rates but have made no significant changes to the fund's positioning in this market given the uncertainty of China's economic situation.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Nikko Securities Co., Ltd. (Japan)
Insurance and finance

Matsushita Electric Industrial Co. (Japan)
Electronics and electrical equipment

Samsung Electronics Co. (South Korea)
Electronics and electrical equipment

Fujitsu, Ltd. (Japan)
Computer services and software

Mitsubishi Trust and Banking Corp. (Japan)
Insurance and finance

Murata Manufacturing Co., Ltd. (Japan)
Electronics and electrical equipment

Honda Motor Co., Ltd. (Japan)
Automotive

Yamanouchi Pharmaceutical Co., Ltd. (Japan)
Pharmaceuticals

Secom Co., Ltd. (Japan)
Electronics and electrical equipment

News Corp., Ltd. ADR (Australia)
Broadcasting

Footnote reads:
These holdings represent 30.3% of the fund's net assets as of 3/31/99. Portfolio holdings will vary over time.

* OPTIMISTIC BUT CAUTIOUS OUTLOOK

We are pleased by the progress many of the Asian markets have made and we believe there is ample evidence that many of the economies in the region have bottomed and are on the mend. Additionally we are heartened by some of restructuring programs and mergers and acquisitions activity we are observing in Japan. You should understand that the mere discussion of these topics represents a fundamental change in Japanese corporate governance.

Of course, we are aware we are dealing with an extremely complex and fluid situation in Japan. Therefore, we will continue to focus on the merits of individual companies and as always place a strong emphasis on fundamental research. In a broader context, we will also continue to monitor events in China. Should the Chinese government feel it necessary to devalue its currency, the devaluation could potentially have a destabilizing effect on the rest of the region. Nevertheless, we believe some of the painful changes endured by the Asian markets and economies in the recent past will only serve to make Asian equities better investments for long-term investors.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/99, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Asia Pacific Growth Fund is designed for investors seeking capital appreciation through common stocks and other securities of companies located in the Asia and the Pacific Rim.


TOTAL RETURN FOR PERIODS ENDED 3/31/99

                            Class A            Class B           Class M
(inception date)           (2/20/91)          (6/1/93)          (2/1/95)
                          NAV      POP      NAV     CDSC      NAV     POP
--------------------------------------------------------------------------
6 months                27.22%   19.89%   26.77%   21.77%   26.72%   22.26%
--------------------------------------------------------------------------
1 year                   0.66    -5.13    -0.06    -4.51     0.05    -3.42
--------------------------------------------------------------------------
5 years                 -6.85   -12.19   -10.22   -11.66    -9.15   -12.35
Annual average          -1.41    -2.57    -2.13    -2.45    -1.90    -2.60
--------------------------------------------------------------------------
Life of fund            48.66    40.16    39.67    39.67    42.09    37.11
Annual average           5.01     4.25     4.21     4.21     4.43     3.97
--------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/99

                                                  MSCI           Consumer
                                              Pacific Index    price index
--------------------------------------------------------------------------
6 months                                         40.22%             0.98%
--------------------------------------------------------------------------
1 year                                           10.40              1.73
--------------------------------------------------------------------------
5 years                                         -16.79             12.09
Annual average                                   -3.61              2.31
--------------------------------------------------------------------------
Life of fund                                     -4.26             22.40
Annual average                                   -0.54              2.53
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/99

                                Class A       Class B      Class M
--------------------------------------------------------------------------
Distributions (number)             1             1            1
--------------------------------------------------------------------------
Income                          $1.120        $1.078       $1.107
--------------------------------------------------------------------------
Capital gains                     --            --           --
--------------------------------------------------------------------------
  Total                         $1.120        $1.078       $1.107
--------------------------------------------------------------------------
Share value:                 NAV      POP      NAV      NAV      POP
--------------------------------------------------------------------------
9/30/98                    $8.83    $9.37    $8.68    $8.78    $9.10
--------------------------------------------------------------------------
3/31/99                     9.99    10.60     9.81     9.90    10.26
--------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Morgan Stanley Capital International (MSCI) Pacific Index is an index of equity securities issued by companies located in five Asian countries. All values are expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.




Portfolio of investments owned
March 31, 1999 (Unaudited)

COMMON STOCKS (99.3%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Australia (10.0%)
--------------------------------------------------------------------------------------------------------------------------
            163,276  AMP Ltd.                                                                               $    1,789,994
            344,000  Australia & New Zealand Banking Group Ltd.                                                  2,500,350
            593,100  Cable & Wireless Optus Ltd. 144A (NON)                                                      1,381,755
            626,367  Coles Myer Ltd.                                                                             3,402,415
            337,883  Commonwealth Bank of Australia                                                              5,552,883
            380,500  CSL Ltd.                                                                                    3,171,439
             99,900  Lend Lease Corp. Ltd.                                                                       1,274,101
            217,194  News Corp. Ltd. ADR                                                                         6,407,223
            183,850  Westpac Banking Corp.                                                                       1,342,142
                                                                                                            --------------
                                                                                                                26,822,302

Hong Kong (11.4%)
--------------------------------------------------------------------------------------------------------------------------
             86,000  Asia Satellite Telecommunications Holdings Ltd.                                               136,508
          2,109,000  Cathay Pacific Airways                                                                      2,422,261
            501,000  Cheung Kong Holdings Ltd. (R)                                                               3,814,557
            309,000  China Telecom Ltd. (NON)                                                                      514,402
          2,639,000  Dairy Farm International Holdings Ltd.                                                      3,061,240
             87,800  Hang Seng Bank Ltd.                                                                           807,298
            415,000  Henderson Land Development Co. Ltd. (R)                                                     2,029,746
            876,000  Hong Kong and China Gas Co. Ltd.                                                            1,237,863
            586,000  Hutchison Whampoa Ltd.                                                                      4,612,982
          1,193,000  Johnson Electric Holdings Ltd.                                                              3,363,924
          1,630,000  Legend Holdings Ltd.                                                                          720,448
          1,111,000  Li & Fung Ltd.                                                                              2,351,323
            178,000  National Mutual Asia Ltd.                                                                     125,190
          1,485,000  South China Morning Post Ltd.                                                                 824,042
            387,000  Sun Hung Kai Properties Ltd.                                                                2,896,632
            474,000  Varitronix International Ltd.                                                                 740,147
            292,000  Wing Hang Bank Ltd.                                                                           776,255
                                                                                                            --------------
                                                                                                                30,434,818

Japan (59.9%)
--------------------------------------------------------------------------------------------------------------------------
             48,700  Advantest Corp.                                                                             3,703,655
            796,000  Asahi Bank Ltd.                                                                             4,180,672
             57,600  Benesse Corp.                                                                               4,632,201
            248,000  Canon, Inc.                                                                                 6,106,218
            196,800  Chubu Electric Power, Inc.                                                                  3,472,941
            172,000  Dai Nippon Printing Co. Ltd.                                                                2,601,680
                847  DDI Corp.                                                                                   3,985,882
            154,000  Diawa House Industry Co. Ltd.                                                               1,749,647
             42,000  Eisai Co. Ltd.                                                                                873,529
             15,000  Fancl Corp.                                                                                 1,701,680
            535,000  Fujitsu Ltd.                                                                                8,551,007
            166,000  Honda Motor Co. Ltd.                                                                        7,463,024
             53,000  Hoshiden Corp.                                                                              1,180,252
             85,000  INES Corp.                                                                                  1,110,714
             60,000  KAO Corp.                                                                                   1,318,487
             52,000  Kita Kyushu Coca-Cola Bottling                                                              2,189,243
             42,600  Kyushu Electric Power, Inc.                                                                   662,269
             35,800  Mabuchi Motor                                                                               2,653,411
            468,000  Matsushita Electric Industrial Co. (NON)                                                    9,084,704
            111,000  Matsushita-Kotobuki Electronics Industries Ltd.                                             2,537,142
            772,000  Mitsubishi Trust and Banking Corp.                                                          7,966,520
            190,000  Mitsumi Electric Company Ltd.                                                               3,784,033
             22,000  Moshi Moshi Hotline Inc.                                                                    1,442,017
            142,000  Murata Manufacturing Co. Ltd.                                                               7,517,646
          2,411,000  Nikko Securities Co. Ltd.                                                                  11,143,276
             22,500  Nippon Systemware Co. Ltd.                                                                  1,039,916
                625  Nippon Telegraph and Telephone Corp.                                                        6,092,436
              6,590  Nippon Television Network Corp.                                                             2,525,243
             51,000  Nissin Food Products Co. Ltd.                                                               1,127,143
             44,700  Promise Co. Ltd.                                                                            2,351,445
            109,000  Ricoh Co. Ltd.                                                                              1,133,050
             24,000  Rohm Co. Ltd.                                                                               2,853,781
              7,000  Sankyo Co. Ltd.                                                                               149,412
             75,000  Secom Co. Ltd.                                                                              7,071,427
            240,000  Shin-Etsu Chemical Co.                                                                      6,272,268
            197,000  Shiseido Co. Ltd.                                                                           2,714,958
             43,100  Softbank Corp.                                                                              4,809,814
             53,000  Takeda Chemical Industries                                                                  2,044,285
              6,400  Takefuji Corp.                                                                                489,412
             57,000  TDK Corp.                                                                                   4,593,529
            185,600  Tokyo Electric Power Co.                                                                    3,977,142
             14,500  Trend Micro, Inc.                                                                           1,657,143
            225,000  Yamanouchi Pharmaceutical Co. Ltd.                                                          7,090,335
            410,000  Yokohama Rubber Co. Ltd.                                                                    1,081,849
                                                                                                            --------------
                                                                                                               160,686,438

Luxembourg (1.0%)
--------------------------------------------------------------------------------------------------------------------------
                 54  NTT Mobile Communications                                                                   2,654,621

Philippines (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            158,200  Bank of the Philippine Islands                                                                397,549
             20,000  Philippine Long Distance Telephone Co. ADR                                                    528,497
          2,592,000  SM Prime Holdings, Inc. (NON)                                                                 537,202
                                                                                                            --------------
                                                                                                                 1,463,248

Singapore (5.4%)
--------------------------------------------------------------------------------------------------------------------------
            231,000  City Developments Ltd.                                                                      1,204,170
            276,000  Cycle & Carriage Ltd.                                                                       1,166,985
            295,000  Datacraft Asia Ltd.                                                                           690,300
            327,000  Development Bank of Singapore Ltd. (NON)                                                    2,481,147
            283,000  GP Batteries International Ltd.                                                               414,706
          1,119,000  Keppel Bank (NON)                                                                           1,886,064
             76,000  Oversea Chinese Banking Corp.                                                                 515,030
          1,368,500  Venture Manufacturing Ltd. (NON)                                                            6,182,624
                                                                                                            --------------
                                                                                                                14,541,026

South Korea (5.7%)
--------------------------------------------------------------------------------------------------------------------------
             40,701  Housing & Commercial Bank GDR                                                                 813,354
             82,100  Korea Electric Power Corp.                                                                  1,982,184
             20,800  Korea Telecom Corp.                                                                           846,929
             20,600  Pohang Iron & Steel Company Ltd.                                                            1,271,990
            114,362  Samsung Electronics Co.                                                                     8,861,648
            169,700  Shinhan Bank                                                                                1,377,254
                                                                                                            --------------
                                                                                                                15,153,359

Taiwan (2.2%)
--------------------------------------------------------------------------------------------------------------------------
             41,200  Ase Test Ltd. (NON)                                                                         1,627,400
             58,290  Asustek Computer, Inc. GDR (NON)                                                              517,324
            350,000  President Chain Store Corp. (NON)                                                           1,083,182
            230,000  Siliconware Precision Industries Co. GDR (NON)                                                468,750
            425,000  Taiwan Semiconductor Manufacturing Co. ADR (NON)                                            1,334,541
             69,500  Winbond Electronics Corp. 144A GDR (NON)                                                      813,150
                                                                                                            --------------
                                                                                                                 5,844,347

Thailand (0.4%)
--------------------------------------------------------------------------------------------------------------------------
             82,000  Advanced Info Service Public Co. Ltd.                                                         592,719
             27,000  Siam Cement Public Company Ltd. (The)                                                         545,310
                                                                                                            --------------
                                                                                                                 1,138,029

United Kingdom (1.0%)
--------------------------------------------------------------------------------------------------------------------------
             85,877  HSBC Holdings PLC                                                                           2,693,008

United States (1.8%)
--------------------------------------------------------------------------------------------------------------------------
             25,321  AFLAC, Inc.                                                                                 1,378,469
            104,000  Bank of the Philippine Islands                                                                261,347
             33,000  Data Communication Systems Co. Ltd.                                                         1,331,092
            285,000  Toshiba Corp.                                                                               1,937,521
                                                                                                            --------------
                                                                                                                 4,908,429
                                                                                                            --------------
                     Total Common Stocks (cost $211,581,278)                                                $  266,339,625

WARRANTS (0.3%) (a) (NON)                                                                    EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
             71,000  Development Bank of Singapore Structured
                       Warrants (Issued by Lehman Brothers
                       Finance S.A.)                                                            3/23/00     $      423,160
             79,000  Oversea Chinese Banking Corp.Structured
                       Warrants (Issued by Lehman Brothers
                       Finance S.A.)                                                            3/23/00            418,266
                                                                                                            --------------
                     Total Warrants (cost $823,469)                                                         $      841,426

CONVERTIBLE BONDS AND NOTES (0.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
$             1,000  Development Bank of Singapore Structured
                       Note (Issued by Merrill Lynch & Co., Inc.)
                       3%, 2000                                                                             $        6,068
             73,000  Oversea Chinese Banking Corp.Structured
                       Note (Issued by Merrill Lynch & Co., Inc.)
                       3%, 2000                                                                                    397,536
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $358,312)                                     $      403,604

SHORT-TERM INVESTMENTS (4.1%) (a) (cost $10,981,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $10,981,000  Interest in $400,000,000 joint repurchase agreement dated
                       March 31, 1999 with Warburg Securities due April 1, 1999
                       with respect to various U.S. Treasury obligations -- maturity
                       value of $10,982,495 for an effective yield of 4.9%                                  $   10,981,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $223,744,059) (b)                                              $  278,565,655
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $268,096,824.

  (b) The aggregate identified cost on a tax basis is $226,214,833, resulting in gross unrealized appreciation and depreciation of $55,203,799 and $2,852,977, respectively, or net unrealized appreciation of $52,350,822.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR or GDR after the name of a foreign holding stands for American Depository Receipts and Global Depository
      Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at March 31, 1999 (as a percentage of net assets):
        Electronics and Electrical Equipment    26.1%
        Insurance and Finance                   19.9

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
March 31, 1999 (Unaudited)

Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $223,744,059) (Note 1)                                            $278,565,655
-----------------------------------------------------------------------------------------------
Foreign currency (cost $883,586)                                                        898,883
-----------------------------------------------------------------------------------------------
Interest, dividends and other receivables                                               935,910
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,135,667
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        4,483,033
-----------------------------------------------------------------------------------------------
Total assets                                                                        286,019,148

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                      1,011,235
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      7,032,548
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            8,896,871
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            486,579
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              224,318
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            20,667
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,776
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  188,771
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   59,559
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    17,922,324
-----------------------------------------------------------------------------------------------
Net assets                                                                         $268,096,824

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $437,290,807
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                            (4,247,075)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (219,813,200)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                    54,866,292
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $268,096,824

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($137,093,171 divided by 13,718,627 shares)                                               $9.99
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $9.99)*                                   $10.60
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($123,214,053 divided by 12,563,292 shares)**                                             $9.81
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,789,600 divided by 786,498 shares)                                                    $9.90
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.90)*                                   $10.26
-----------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31, 1999 (Unaudited)

Investment income:
-----------------------------------------------------------------------------------------------
Dividends                                                                           $ 1,609,026
-----------------------------------------------------------------------------------------------
Interest                                                                                234,676
-----------------------------------------------------------------------------------------------
Total investment income                                                               1,843,702

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      1,046,744
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          406,512
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        10,278
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,522
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                   178,551
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   559,524
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    24,428
-----------------------------------------------------------------------------------------------
Auditing                                                                                 25,272
-----------------------------------------------------------------------------------------------
Legal                                                                                     2,028
-----------------------------------------------------------------------------------------------
Postage                                                                                  25,527
-----------------------------------------------------------------------------------------------
Other                                                                                   196,618
-----------------------------------------------------------------------------------------------
Total expenses                                                                        2,479,004
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (121,180)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          2,357,824
-----------------------------------------------------------------------------------------------
Net investment loss                                                                    (514,122)
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (1,840,340)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          (6,683,572)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the period                                                 (3,472,636)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                         76,087,605
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              64,091,057
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $63,576,935
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                       March 31    September 30
                                                                                          1999*            1998
---------------------------------------------------------------------------------------------------------------
Decrease in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                        $  (514,122)   $  4,508,016
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments
and foreign currency transactions                                                    (8,523,912)   (126,176,660)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments and
assets and liabilities in foreign currencies                                         72,614,969    (101,196,507)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                            63,576,935    (222,865,151)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (13,637,656)     (3,446,213)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (12,599,303)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (711,860)         (2,733)
---------------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                                  (115,328,950)   (151,334,815)
---------------------------------------------------------------------------------------------------------------
Total decrease in net assets                                                        (78,700,834)   (377,648,912)

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 346,797,658     724,446,570
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess
of and undistributed net investment income of
$4,247,075 and $23,215,866, respectively)                                          $268,096,824    $346,797,658
---------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       March 31
operating performance         (Unaudited)                                  Year ended September 30
---------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.83           $13.58           $13.63           $13.58           $14.64           $11.55
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                 --(c)           .11(c)           .05(c)           .03(c)           .02              .04
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          2.28            (4.77)             .41              .63             (.63)            3.09
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               2.28            (4.66)             .46              .66             (.61)            3.13
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                  (1.12)            (.09)            (.43)            (.60)            (.04)              --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --             (.08)              --               --               --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --             (.41)            (.04)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --             (.01)              --               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.12)            (.09)            (.51)            (.61)            (.45)            (.04)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.99            $8.83           $13.58           $13.63           $13.58           $14.64
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             27.22*          (34.47)            3.47             5.02            (4.14)           27.15
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $137,093         $240,978         $515,107         $223,307         $158,773         $149,486
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .78*            1.46             1.50             1.54             1.55             1.53
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)    (.02)*           1.05              .40              .20              .14             (.01)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             84.65*          128.25            89.77            72.68            91.13            65.02
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995, and thereafter includes amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       March 31
operating performance         (Unaudited)                                    Year ended September 30
---------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $8.68           $13.34           $13.41           $13.37           $14.53           $11.54
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)        (.04)(c)          .03(c)          (.06)(c)         (.07)(c)         (.07)            (.03)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          2.25            (4.69)             .41              .63             (.64)            3.06
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               2.21            (4.66)             .35              .56             (.71)            3.03
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                  (1.08)              --             (.36)            (.51)            (.04)              --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --             (.06)              --               --               --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --             (.41)            (.04)
---------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --             (.01)              --               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                (1.08)              --             (.42)            (.52)            (.45)            (.04)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $9.81            $8.68           $13.34           $13.41           $13.37           $14.53
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             26.77*          (34.93)            2.66             4.33            (4.88)           26.31
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $123,214         $100,331         $199,036         $225,241         $144,514         $110,951
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)           1.16*            2.21             2.25             2.30             2.31             2.27
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)    (.41)*            .32             (.45)            (.55)            (.62)            (.73)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             84.65*          128.25            89.77            72.68            91.13            65.02
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995, and thereafter includes amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.



Financial highlights
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                        March 31                                                    February 1, 1995+
operating performance                          (Unaudited)                   Year ended September 30              to Sept. 30
---------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $8.78           $13.46           $13.54           $13.53           $12.41
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.03)(c)          .06(c)          (.02)(c)         (.03)(c)         (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           2.26            (4.74)             .41              .63             1.13
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                2.23            (4.68)             .39              .60             1.12
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (1.11)              --(d)          (.40)            (.58)              --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --             (.07)              --               --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --               --
---------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --             (.01)              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.11)              --             (.47)            (.59)              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.90            $8.78           $13.46           $13.54           $13.53
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                              26.72*          (34.75)            2.93             4.65             9.03*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                     $7,790           $5,488          $10,304           $9,144           $2,829
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.03*            1.96             2.00             2.06             2.09*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                     (.28)*            .57             (.17)            (.24)            (.45)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              84.65*          128.25            89.77            72.68            91.13
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the periods ended September 30, 1995, and thereafter includes amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Distributions from net investment income amounted to less than $.01 per share.




Notes to financial statements
March 31, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Asia Pacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of companies located in Asia and in the Pacific Basin.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price on the principal market in which the securities are traded, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. (See Section F of Note 1 with respect to the valuation of forward currency contracts.) Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 1999, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 1998, the fund had a capital loss carryover of approximately $69,269,000 available to offset future capital gains, if any. The amount of carryover and the expiration dates are:

Loss Carryover          Expiration
--------------    ------------------
  $21,694,000     September 30, 2004
    6,385,000     September 30, 2005
   41,190,000     September 30, 2006

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

As part of the subcustodian contract between the subcustodian bank and the Putnam Fiduciary Trust Company (PFTC), the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At March 31, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

Custodial functions for the fund's assets are provided by the PFTC, a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1999, fund expenses were reduced by $121,180 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $890 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended March 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $42,327 and $5,105 from the sale of class A and class M shares, respectively and $140,746 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $19,433 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended March 31, 1999, purchases and sales of investment securities other than short-term investments aggregated $226,542,775 and $363,464,360, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                    Six months ended
                                                     March 31, 1999
-------------------------------------------------------------------------
Class A                                         Shares             Amount
-------------------------------------------------------------------------
Shares sold                                 28,015,283      $ 263,540,349
-------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,316,466         11,848,489
-------------------------------------------------------------------------
                                            29,331,749        275,388,838

Shares
repurchased                                (42,908,082)      (400,944,399)
-------------------------------------------------------------------------
Net decrease                               (13,576,333)     $(125,555,561)
-------------------------------------------------------------------------

                                                      Year ended
                                                  September 30, 1998
-------------------------------------------------------------------------
Class A                                         Shares             Amount
-------------------------------------------------------------------------
Shares sold                                 54,048,482      $ 589,265,153
-------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   86,345            972,298
-------------------------------------------------------------------------
                                            54,134,827        590,237,451

Shares
repurchased                                (64,776,138)      (702,418,905)
-------------------------------------------------------------------------
Net decrease                               (10,641,311)     $(112,181,454)
-------------------------------------------------------------------------

                                                     Six months ended
                                                      March 31, 1999
-------------------------------------------------------------------------
Class B                                         Shares             Amount
-------------------------------------------------------------------------
Shares sold                                  3,791,168       $ 35,037,310
-------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,235,619         10,947,581
-------------------------------------------------------------------------
                                             5,026,787         45,984,891

Shares
repurchased                                 (4,025,859)       (37,154,036)
-------------------------------------------------------------------------
Net increase                                 1,000,928        $ 8,830,855
-------------------------------------------------------------------------

                                                      Year ended
                                                  September 30, 1998
-------------------------------------------------------------------------
Class B                                         Shares             Amount
-------------------------------------------------------------------------
Shares sold                                 11,481,054       $125,403,283
-------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                 --
-------------------------------------------------------------------------
                                            11,481,054        125,403,283

Shares
repurchased                                (14,835,531)      (162,782,350)
-------------------------------------------------------------------------
Net decrease                                (3,354,477)      $(37,379,067)
-------------------------------------------------------------------------

                                                     Six months ended
                                                      March 31, 1999
-------------------------------------------------------------------------
Class M                                         Shares             Amount
-------------------------------------------------------------------------
Shares sold                                    899,251        $ 8,228,254
-------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                 --
-------------------------------------------------------------------------
                                               899,251          8,228,254

Shares
repurchased                                   (737,727)        (6,832,498)
-------------------------------------------------------------------------
Net increase                                   161,524        $ 1,395,756
-------------------------------------------------------------------------

                                                       Year ended
                                                   September 30, 1998
-------------------------------------------------------------------------
Class M                                         Shares             Amount
-------------------------------------------------------------------------
Shares sold                                  2,532,571       $ 28,258,569
-------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      187              2,093
-------------------------------------------------------------------------
                                             2,532,758         28,260,662

Shares
repurchased                                 (2,673,098)       (30,034,956)
-------------------------------------------------------------------------
Net decrease                                  (140,340)      $ (1,774,294)
-------------------------------------------------------------------------



Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS
George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Paul Warren
Vice President and Fund Manager

Carmel Peters
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Asia Pacific Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' Web site: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



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